RMB FUNDS

RMB Mendon Financial Long/Short Fund

Supplement dated May 1, 2019 to the
Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2019

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES
The Board of Trustees of RMB Investors Trust approved a change in the 80% investment policy, principal investment strategies and non-fundamental investment restriction of the RMB Mendon Financial Long/Short Fund (the “Long/Short Fund” or the “Fund”) in order to provide the Fund with the flexibility to invest in non-U.S. companies. In addition, the Board of Trustees also approved a change in the Fund’s principal investment strategies increasing the Fund’s flexibility to sell securities short.
Effective June 30, 2019, the entire first and fourth paragraph of the section entitled “Principal Investment Strategies” in the Fund’s Summary Prospectus and the Fund's summary section of the Prospectus is deleted and replaced with the following:
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy. The Fund will take long and short positions in companies in the financial services sector of any size. The portion invested in small, medium or large companies is expected to vary over time. The Fund is not designed to be market neutral. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds.
The Fund takes ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with an anticipated maximum short exposure of 30% of net assets. The Fund takes ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued. When taking a ‘‘short’’ equity position, the Fund borrows the security from a third party and sells it at the then current market price. A ‘‘short’’ equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Selling short may serve to hedge the Fund’s long portfolio in periods of market decline and to use negative information about companies gained from the sub-adviser’s research to the Fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of geographic regions.
In addition, under the heading “Non-Fundamental Investment Restrictions” in the Fund’s Statement of Additional Information, the fourth non-fundamental investment restriction with respect to the Fund is as follows:
“Under normal conditions, the Long/Short Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies in the financial services sector.”

Effective June 30, 2019, this non-fundamental investment restriction is replaced with the following with respect to the Fund:
“Under normal circumstances, the Long/Short Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector.”
As a result of these changes in the Fund’s investment policies, effective June 30, 2019 the following “Principal Risks” are added to the Fund’s Summary Prospectus, the Fund's summary section of the Prospectus, and the section of the Prospectus entitled “Principal Risks of Investing in the Funds” with respect to the Fund:
Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
Emerging Markets Risk — Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

Please retain this supplement for future reference.